UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2011
Hypercom Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-13521	86-0828608
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8888 East Raintree Drive Suite 300 Scottsdale, Arizona		85260
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 480-642-5000

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 1.02.  Termination of a Material Definitive Agreement.

Hypercom Corporation (“Hypercom”) previously announced that it had entered into an Agreement and Plan of Merger, dated November 17, 2010 (as it may be amended from time to time, the “Merger Agreement”), with VeriFone Systems, Inc., a Delaware corporation (“VeriFone”), and Honey Acquisition Co, Inc., a Delaware corporation and a direct wholly-owned subsidiary of VeriFone (“Merger Sub”), under which Hypercom will be merged with and into Merger Sub (the “Merger”), with Hypercom continuing after the Merger as the surviving corporation and wholly-owned subsidiary of VeriFone.  The Merger was approved by Hypercom’s stockholders on February 24, 2011.

In connection with the proposed Merger, on April 1, 2011, Hypercom entered into a Stock and Asset Purchase Agreement (the “Purchase Agreement”), with VeriFone and Ingenico S.A., a société anonyme organized under the laws of France (“Ingenico”).  The description of the Purchase Agreement in the Current Report on Form 8-K, filed with the Securities and Exchange Commission on April 4, 2011, is incorporated by reference herein.  Pursuant to the Purchase Agreement, Hypercom would have sold to Ingenico, or one or more of its subsidiaries, certain assets and liabilities of Hypercom’s U.S. payment terminal business, including the equity interests in Hypercom’s subsidiary, Netset Americas Centro Servicio, S. de R.L. de C.V.

On May 19, 2011, in accordance with the terms of the Purchase Agreement, Hypercom, VeriFone and Ingenico executed a written agreement terminating the Purchase Agreement.  The Merger Agreement remains in full force and effect and, assuming a successful resolution of all closing conditions, Hypercom believes that the Merger will be completed in the second half of 2011.

Item 8.01.  Other Events.

Also on May 19, 2011, VeriFone and Hypercom entered into an agreement with the United States Department of Justice to suspend the litigation filed against the parties by the Department of Justice on May 12, 2011, in order to explore various options for the planned divestiture of Hypercom’s U.S. business, including the possibility of a divestiture to an alternative buyer. Ingenico has requested that the Department of Justice move to remove Ingenico as a defendant in the litigation against VeriFone and Hypercom and expects such removal to occur shortly.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

This Current Report on Form 8-K contains forward-looking statements of Hypercom within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In passing the Private Securities Litigation Reform Act of 1995, as amended (the “Reform Act”), Congress encouraged public companies to make “forward-looking statements” by creating a safe harbor to protect companies from securities law liability in connection with such forward-looking statements. We intend to qualify both our written and oral forward-looking statements for protection under the Reform Act and any other similar safe harbor provisions.

“Forward-looking statements” include expressed expectations of future events and the assumptions on which the expressed expectations are based. The words “believe,” “expect,” “anticipate,” “intend,” “forecast,” “estimate,” “project,” “will” and similar expressions identify forward-looking statements. Such statements may include, but are not limited to, the severity and duration of the current economic and financial conditions; the state of the electronic payments industry and competition within the industry; projections regarding specific demand for our products and services; the level of demand and performance of the major industries we serve, including but not limited to the banking sector; the commercial feasibility and acceptance of new products, services and market development initiatives; our ability to successfully penetrate the vertical and geographic markets that we have targeted; our ability to improve our cost structure, including reducing our product and operating costs; our ability to develop more recurring revenue streams; our ability to successfully manage our contract manufacturers and our joint development manufacturing model, including the impact on inventories; our ability to allocate research and development resources to new product and service offerings; our ability to increase market share and our competitive strength; our future financial performance and financial condition; the adequacy of our current facilities and management systems infrastructure to meet our operational needs; the status of our relationship with and condition of third parties upon whom we rely in the conduct of our business; the sufficiency of reserves for assets and obligations exposed to revaluation; our ability to successfully expand our business and increase revenue; our ability to manage expenses, maintain or grow our revenue, and other risks associated with our company being merged with and into VeriFone Systems, Inc. as contemplated by a definitive merger agreement between the two companies; our ability to integrate and obtain expected results and benefits from future acquisitions; our ability to effectively manage our exposure to foreign currency exchange rate fluctuations; our ability to sustain our current income tax structure; the impact of current and future litigation matters on our business; our ability to fund our projected liquidity needs and pay down outstanding debt obligations from cash flow from operations and our current cash reserves; our ability to remain compliant with and provide transaction security as required by relevant industry standards and government regulations; and future access to capital on terms that are acceptable, as well as assumptions related to the foregoing. All forward-looking statements are inherently uncertain as they are based on various expectations and assumptions concerning future events and are subject to numerous unquantifiable risks and uncertainties, some of which are unknown, that could cause actual events or results to differ materially from those projected. Due to such risks and uncertainties, you should not place undue reliance on our written or oral forward-looking statements. We are under no obligation, nor do we intend, to update or revise such forward-looking statements to reflect future developments, changed assumptions, the occurrence of unanticipated events, or changes to future operating results over time.

For additional information regarding risks that may cause our actual results to differ materially from any forward-looking statements, see the “Risk Factors” section of our Annual Report on Form 10-K, as amended, for the year ended December 31, 2010, as well as our subsequent reports on Form 8-K, as may be amended from time to time, which identify events and important risk factors that could cause actual results to differ materially from those contained in our forward-looking statements. Except as required by law, Hypercom disclaims any obligation to update any such forward-looking statements or to publicly announce the results of any revisions to any of the forward-looking statements contained herein to reflect future events or developments.

Top of the Form

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 19, 2011	Hypercom Corporation

By: /s/ Douglas J. Reich
Name: Douglas J. Reich
Title: Senior Vice President, General Counsel, Chief Compliance Officer and Secretary